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                                   APPENDIX A

                         (As revised February 24, 1996)

                         List of Funds and Their Classes


1.       Delaware Group Equity Funds I, Inc.

                  Delaware Fund

                              Delaware Fund A Class
                              Delaware Fund B Class
                              Delaware Fund C Class
                              Delaware Fund Institutional Class

                  Devon Fund

                               Devon Fund A Class
                               Devon Fund B Class
                               Devon Fund C Class
                               Devon Fund Institutional Class

2.       Delaware Group Trend Fund, Inc.

                               Trend Fund A Class
                               Trend Fund B Class
                               Trend Fund C Class
                               Trend Fund Institutional Class

3.       Delaware Group Equity Funds V, Inc.

                  Value Fund

                               Value Fund A Class
                               Value Fund B Class
                               Value Fund C Class
                               Value Fund Institutional Class

                  Retirement Income Fund (Added November 29, 1996)

                               Retirement Income Fund A Class
                               Retirement Income Fund B Class
                               Retirement Income Fund C Class
                               Retirement Income Fund Institutional Class

4.       Delaware Group Equity Funds IV, Inc.

                  DelCap Fund

                               DelCap Fund A Class
                               DelCap Fund B Class
                               DelCap Fund C Class
                               DelCap Fund Institutional Class
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                  Capital Appreciation Fund (Added November 29, 1996)

                           Capital Appreciation Fund A Class
                           Capital Appreciation Fund B Class
                           Capital Appreciation Fund C Class
                           Capital Appreciation Fund Institutional Class

5.       Delaware Group Equity Funds II, Inc.

                  Decatur Income Fund

                           Decatur Income Fund A Class
                           Decatur Income Fund B Class
                           Decatur Income Fund C Class
                           Decatur Income Fund Institutional Class

                  Decatur Total Return Fund

                           Decatur Total Return Fund A Class
                           Decatur Total Return Fund B Class
                           Decatur Total Return Fund C Class
                           Decatur Total Return Fund Institutional Class

                  Blue Chip Fund (Added February 24, 1997)

                           Blue Chip Fund A Class
                           Blue Chip Fund B Class
                           Blue Chip Fund C Class
                           Blue Chip Fund Institutional Class

                  Quantum Fund (Added February 24, 1997)

                           Quantum Fund A Class
                           Quantum Fund B Class
                           Quantum Fund C Class
                           Quantum Fund Institutional Class

6.       Delaware Group Global & International Funds, Inc.

                  International Equity Series

                          International Equity Fund A Class
                          International Equity Fund B Class
                          International Equity Fund C Class
                          International Equity Fund Institutional Class

                  Global Bond Series

                          Global Bond Fund A Class
                          Global Bond Fund B Class
                          Global Bond Fund C Class
                          Global Bond Fund Institutional Class

                  Global Assets Series
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                           Global Assets Fund A Class
                           Global Assets Fund B Class
                           Global Assets Fund C Class
                           Global Assets Fund Institutional Class

                  Emerging Markets Series (Added May 1, 1996)

                           Emerging Markets Fund A Class
                           Emerging Markets Fund B Class
                           Emerging Markets Fund C Class
                           Emerging Markets Fund Institutional Class

7.       Delaware Group Income Funds, Inc.

                  Strategic Income Fund (Added September 30, 1996)

                           Strategic Income Fund A Class
                           Strategic Income Fund B Class
                           Strategic Income Fund C Class
                           Strategic Income Fund Institutional Class